Prospectus	April 1, 2013

stadion market opportunity fund
Class A Shares (ETFAX), CUSIP 85235B814
Class C Shares (ETFCX), CUSIP 85235B798
Class I Shares (ETFOX), CUSIP 85235B780

A series of the
Stadion Investment Trust

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE FUND	1
PRINCIPAL INVESTMENT STRATEGIES	3
PRINCIPAL RISKS	4
PERFORMANCE SUMMARY	8
MANAGEMENT OF THE FUND	10
PURCHASE AND SALE OF FUND SHARES	10
TAX INFORMATION	10
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	10
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
INVESTMENT OBJECTIVE	11
PRINCIPAL INVESTMENT STRATEGIES	11
PRINCIPAL RISKS	12
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	17
MANAGEMENT OF THE FUND
INVESTMENT ADVISOR	18
BOARD OF TRUSTEES	19
ADMINISTRATOR AND TRANSFER AGENT	19
DISTRIBUTOR	20
EXPENSES OF THE FUND	20
INVESTING IN THE FUND
MINIMUM INVESTMENT	20
CHOOSING A SHARE CLASS	21
CLASS A SHARES	21
CLASS C SHARES	24
CLASS I SHARES	24
DISTRIBUTION OF SHARES	24
PRICING OF SHARES	25
PURCHASING SHARES	26
EXCHANGING SHARES	29
REDEEMING SHARES	30
FREQUENT TRADING POLICIES	33
DISTRIBUTIONS	34
FEDERAL TAXES	34
FINANCIAL HIGHLIGHTS	36
PRIVACY NOTICE	38
ADDITIONAL INFORMATION	Back Cover

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Stadion Market Opportunity Fund (the “Fund”) is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Class A Shares” section beginning on page 21 and in the Statement of Additional Information (”SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 25.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.49%	0.49%	0.49%
Acquired Fund Fees and Expenses(3)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.16%	2.91%	1.91%
Management Fee Waivers and Expense Reimbursements(4)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(4)	2.12%	2.87%	1.87%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase.

(3)	Based on estimated amounts for the current fiscal year.

(4)
The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until June 30, 2014. The Expense Limitation Agreement may be terminated by the Stadion Investment Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until June 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period
	1 Year	3 Years	5 Years	10 Years
Class A	$ 778	$ 1,208	$ 1,664	$ 2,918
Class C	$ 390	$ 897	$ 1,529	$ 3,226
Class I	$ 190	$ 596	$ 1,027	$ 2,226

Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years
Class C	$ 290	$ 897	$ 1,529	$ 3,226

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the fiscal year ended April 30, 2012, the portfolio turnover rate of the Fund’s predecessor, the ETF Market Opportunity Fund (the “Predecessor Fund”), was 262% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund invests primarily in indexed investments that the Advisor believes have the potential for capital appreciation.  Under normal circumstances, the Advisor will invest at least 80% of the Fund’s total assets in actively or passively managed exchange traded funds (“ETFs”).  ETFs are typically funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index.  Alternatively, an ETF may be actively managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies.  In addition, the Fund may also invest in groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index-or sector-based groups of related securities) and index-based mutual funds or other investment companies (collectively with ETFs, “Indexed Investments”). The Fund's investment strategy may include both growth and value style investing.

In allocating the Fund’s assets, the Advisor uses a proprietary quantitative research process to determine current risk in the broad market equity markets.  The Advisor generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios.  The Advisor uses quantitative research to determine the Fund's:

•	optimum cash position;
•	weighting between the value and growth segments of the market;
•	sector and industry allocation; and
•	domestic and international exposure.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Advisor retains the flexibility to allocate among equity or fixed income Indexed Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Indexed Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating).   The mix of fixed income and equity Indexed Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions.  The Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Fund may hold all or a portion of its assets in cash positions, either due to pending investments or when investment opportunities are limited.  Cash positions include cash and short-term, highly liquid investments such as money market mutual funds (“Cash Positions”).

The Advisor generally sells a security under one or more of the following conditions:

•	the security reaches the Advisor's appraised value;
•	there is a more attractively priced Indexed Investment or other security as an alternative;
•	the optimum Cash Position has changed based on the Advisor’s quantitative research;
•	the weighting between the value and growth segments of the market have changed based on the Advisor’s quantitative research;
•	the weighting between sector and industry allocations have changed based on the Advisor’s quantitative research; or
•	the weighting between domestic and international exposure have changed based on the Advisor’s quantitative research.

As a result of its trading strategies, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year.  A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is best suited for long-term investors.   Generally, the Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Equity Securities Risk: The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Advisor’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the ability of the Advisor to accurately measure market risk and appropriately react to current and developing market trends.  There is no guarantee that the Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940 (the “1940 Act”), the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and  the Fund  take  appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Advisor considers optimal or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector-Focused Investment Risk: Another area of risk involves the potential focus of the Fund's assets in securities of a particular sector or issuers having similar characteristics.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector or focuses its investments in securities by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence affecting that sector than a fund that does not invest heavily in the sector.   The sectors in which the Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk among others. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Fund’s SAI.

•
Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•	Prepayment Risk. The debtor on any fixed income obligation may pay its obligation early, reducing the amount of interest payments.

•
Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

•
U.S. Government Securities Risk.  Government securities held by the Fund may not be backed by the “full faith and credit” of the U.S. Government and may be supported only by the credit of the issuer.  The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Junk Bonds or High Yield Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade”. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

•
Mortgage-Related Securities Risk. Mortgage-related and other asset backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

Commodity Risk:  Investing in commodities through commodity-linked ETFs and mutual funds may subject the Fund to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Risks Related to Investments in Money Market Mutual Funds:  Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund.  The Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.   When the Fund invests in money market funds and other Cash Positions, the Fund may not participate in stock market advances to the same extent it would had it remained more fully invested in Indexed Investments.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in Indexed Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Investments in foreign currencies involve the risk that the values of the Indexed Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Fund’s SAI.

Small and Medium Capitalization Companies Risk:  The Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization).  Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.  The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk:  Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Investing Risk:  The Fund may invest in companies that appear to be growth-oriented.  Growth companies are those that the Advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.  If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may not be undervalued.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund.  The bar chart shows changes in the performance of the Fund’s Class I shares for each full calendar year since the commencement of operations.  Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses.  The Fund is the successor to the Predecessor Fund, a mutual fund with substantially similar investment objectives, strategies and policies. The Predecessor Fund was managed by Paul M. Frank, who is a member of the Fund’s portfolio management team.   The performance provided in the bar chart and performance table below is that of the Predecessor Fund.  The performance table shows how the average annual total returns of the Fund’s Class I shares compare with broad measures of market performance.  How the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.  Updated performance information, current through the most recent month end, is available on the Fund’s website at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns - Class I Shares

•	During the periods shown in the bar chart, the highest return for a calendar quarter was 16.69% (quarter ended June 30, 2009).

•	During the periods shown in the bar chart, the lowest return for a calendar quarter was -15.34% (quarter ended December 31, 2008).

•	The 2013 calendar-year-to-date total return for the Predecessor Fund was -10.04% through March 31, 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not applicable to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).  After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. Performance information is not presented for Class A or Class C shares of the Fund because as of the date of this Prospectus, Class A and Class C shares do not have a full calendar year of performance.

Average Annual Total Returns (for periods ended December 31, 2012) Class I Shares	1 Year	5 Years	Since Inception (May 3, 2004)
Return Before Taxes	9.99%	5.71%	5.56%
Return After Taxes on Distributions	6.35%	3.55%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	4.06%	4.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.01%

MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Fund’s investment adviser.

The Advisor employs a team of investment professionals to manage the Fund’s investments. The portfolio management team is responsible for the day-to-day operations of the Fund and has been managing the Fund since its inception.  Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Paul M. Frank	Senior Portfolio Manager	Since April 1, 2013*
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1, 2013
William McGough, CFA	Vice President – Portfolio Management	Since April 1, 2013

*Paul Frank managed the Predecessor Fund since its inception in 2004.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Subsequent Investment

$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.  The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

PRINCIPAL INVESTMENT STRATEGIES

[sidebar] What is an Exchange-Traded Fund (ETF)? An ETF is a fund that holds a portfolio of common stocks or bonds that may be actively or passively managed.  A passively managed ETF is designed to track the performance of a securities index, such as the S&P 500 Index and typically holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time.  An actively managed ETF is typically managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies.  ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value.  ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, ETF shareholders pay their proportionate share of these expenses.

To achieve its investment objective, the Fund invests primarily in Indexed Investments that the Advisor believes have the potential for capital appreciation.  Under normal circumstances, the Advisor will invest at least 80% of the Fund’s total assets in actively or passively managed ETFs. The Fund's investment strategy may include both growth and value style investing.

In allocating the Fund’s assets, the Advisor uses a proprietary quantitative research process to determine current risk in the broad market equity markets.  The Advisor generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios.  The Advisor uses quantitative research to determine the Fund's:

•      optimum cash position;
•      weighting between the value and growth segments of the market;
•      sector and industry allocation; and
•      domestic and international exposure.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Advisor retains the flexibility to allocate among equity or fixed income Indexed Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Indexed Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating).   The mix of fixed income and equity Indexed Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions.  The Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Fund may hold all or a portion of its assets in Cash Positions, either due to pending investments or when investment opportunities are limited.

The Advisor generally sells a security under one or more of the following conditions:

•	the security reaches the Advisor's appraised value;
•	there is a more attractively priced Indexed Investment or other security as an alternative;
•	the optimum Cash Position has changed based on the Advisor’s quantitative research;
•	the weighting between the value and growth segments of the market have changed based on the Advisor’s quantitative research;
•	the weighting between sector and industry allocations have changed based on the Advisor’s quantitative research; or
•	the weighting between domestic and international exposure have changed based on the Advisor’s quantitative research.

As a result of its trading strategies, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year.  A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS
An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is best suited for long-term investors.   Generally, the Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Equity Securities Risk: The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Advisor’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the ability of the Advisor to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund  take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Advisor considers optimal or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector-Focused Investment Risk: Another area of risk involves the potential focus of the Fund's assets in securities of a particular sector or issuers having similar characteristics.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector or focuses its investments in securities by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence affecting that sector that a fund that does not invest heavily in the sector.  The sectors in which the Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk among others. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Fund’s SAI.

•
Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Fund’s fixed income investments can be expected to decline.

Mortgage-related securities may be particularly sensitive to changes in interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

•
Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•	Prepayment Risk. The debtor on any fixed income obligation may pay its obligation early, reducing the amount of interest payments.

•
Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

•
U.S. Government Securities Risk.  Government securities held by the Fund may not be backed by the “full faith and credit” of the U.S. Government and may be supported only by the credit of the issuer.  The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Junk Bonds or High Yield Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade”. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

•
Mortgage-Related Securities Risk. Mortgage-related and other asset backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

Commodity Risk:  Investing in commodities through commodity-linked ETFs and mutual funds may subject the Fund to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Risks Related to Investments in Money Market Mutual Funds:  Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund.  The Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.   When the Fund invests in money

market funds and other Cash Positions, the Fund may not participate in stock market advances to the same extent it would had it remained more fully invested in Indexed Investments.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in Indexed Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Investments in foreign currencies involve the risk that the values of the Indexed Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Fund’s SAI.

Small and Medium Capitalization Companies Risk:  The Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization).  Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.  The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk:  Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Investing Risk:  The Fund may invest in companies that appear to be growth-oriented.  Growth companies are those that the Advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.  If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may actually be appropriately priced.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Whether the Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

The Fund may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. The Fund may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to legal limitations, the Fund will be prevented from purchasing more than 3% of an ETF’s outstanding shares unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

In cases where these legal limits prevent the Fund from buying a particular ETF, or under other circumstances, the Fund may instead invest up to 20% of its net assets in other Indexed Investments.   The Fund may also invest in other Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Fund may invest in all types of Cash Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

The Fund has the flexibility to invest directly in individual equity securities without regard to market capitalization and other types of securities when the Advisor believes they offer more attractive opportunities. Accordingly, the Fund may from time to time hold positions in common stocks of domestic or foreign companies of any size and foreign or domestic corporate and/or government bonds of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by one or more nationally recognized rating agencies or, if not so rated, are of equivalent quality in the opinion of the Advisor.

To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission, it intends do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Stadion Investment Trust (the “Trust”), on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may hold up to 100% of its portfolio in Cash Positions.  This may include cash and short-term, highly liquid investments such as money market mutual funds.  When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Fund’s investment advisor is Stadion Money Management, LLC, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677. The Advisor serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Trust’s Board of Trustees (the “Board” or “Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Advisor, organized as a Delaware limited liability company in April 2011, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”). The Advisor’s predecessor firm was Stadion Money Management, Inc. (“Stadion Inc.”). The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since Stadion Inc. was founded in 1991. As of February 28, 2013, the Advisor had approximately $5.6 billion in assets under management.

Portfolio Management Team. The Fund is managed by a portfolio management team consisting of Paul M. Frank, CFA, Brad A. Thompson, CFA, and William McGough, CFA.   Each member of the Fund’s portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund.  Mr. Thompson has been a member of the Advisor’s portfolio management team since 2009 and Mr. McGough has been a member since 2003.  Mr. Frank joined the portfolio management team in April 2013 and was President of Aviemore Asset Management, LLC, the investment advisor to the Predecessor Fund, until March 2013.

Paul M. Frank.  Mr. Frank is a Senior Portfolio Manager of the Advisor and has served in that capacity since joining the Advisor in 2013.  Mr. Frank founded Aviemore Asset Management, LLC in 1993 and served as its President until 2013.  He also served as President, Treasurer, Trustee and Chief Compliance Officer of Aviemore Funds from 2004 until 2013.  Mr. Frank has a Bachelor of Arts in History and Economics from Drew University. Mr. Frank also completed a Masters of Business Administration in Finance from Fordham University’s Graduate School of Business Administration in 1992, earning the Dean’s award for academic excellence and named class valedictorian.

Brad A. Thompson. Mr. Thompson serves as Chief Investment Officer of the Advisor and has been a Portfolio Manager and an officer of the Advisor (and its predecessor) since 2006. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and holds the Chartered Financial Analyst designation. Mr. Thompson is a member of the CFA Institute and the Bermuda Society of Financial Analysts and also holds the Chartered Retirement Plan Specialist Designation.

William McGough.  Mr. McGough is Vice President of Portfolio Management of the Advisor and has served in that capacity since joining the Advisor in 2003.  He has a Bachelor of Business Administration Degree from the University of Georgia and also holds the Chartered Financial Analyst designation.

Additional Information.  Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund is available in the SAI.

Advisor Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 1.25% of its average daily net assets up to $150 million and 1.00% of its average daily net assets over $150 million.

Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with respect to the Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares and Class I shares of the Fund (exclusive of interest on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.70% of the average daily net assets allocable to each Class until June 30, 2014.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Fund’s Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Trust, as set forth in the Expense Limitation Agreement.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s annual report to shareholders for the year ended April 30, 2013. You may obtain a copy of the Fund’s annual report, without charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on February 28, 2003. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc. (the “Transfer Agent”), serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Fund by the Transfer Agent include: (i) providing office space, equipment and officers and clerical personnel, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) is the principal underwriter of the Fund’s shares and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

EXPENSES OF THE FUND

In addition to fees payable under the Fund’s Rule 12b-1 Distribution Plans and the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: (i) the fees and expenses of its independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Fund’s administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest on any borrowings; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Fund on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.

INVESTING IN THE FUND

MINIMUM INVESTMENT

Class A and Class C Shares. The minimum initial investment for Class A and Class C shares is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Fund may, at the Advisor’s sole discretion, accept accounts with less than the minimum investment.

Class I Shares. The minimum initial investment for Class I shares is $500,000 and the minimum additional investment is $5,000 (or $100 for those participating in an automatic investment plan). The minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Fund, or otherwise by the Advisor in its sole discretion. The minimum additional investment requirement is waived for accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund.

CHOOSING A SHARE CLASS

Through this Prospectus, the Fund is offering three classes of shares: Class A shares, Class C shares and Class I shares (each a “Class” and collectively the “Classes”). The three Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (A, C or I) is more beneficial to you depends on the amount of your investment and the amount of time you intend to hold your shares. If you are investing a large amount and plan to hold your shares for a long period of time, you should consider purchasing Class A shares. Class A shares may qualify for a reduced sales charge and have lower ongoing expenses than Class C shares over the term of the investment. If you are investing a lesser amount and you plan to invest for a shorter period of time, you should consider Class C shares. Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund, but are subject to higher ongoing expenses than Class A shares. Class I shares are available only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund and are subject to a minimum initial investment of $500,000.

CLASS A SHARES

Class A shares of the Fund are sold subject to a maximum sale charge of 5.75%, so that the term “offering price” includes the front-end sales charge. Class A shares are redeemed at NAV, except that certain purchases of $1 million or more may be charged a CDSC of 1.00% if they are redeemed within 18 months of their purchase. Class A shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Sales Charges. The public offering price of Class A shares of the Fund is the NAV per share plus a sales charge. The Distributor receives this sales charge and may reallow it as follows:

Amount of Investment (At Public Offering Price)	Sales Charge As % of Public Offering Price	Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.25%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.30%
$1,000,000 or more*	None	None	None

*
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 18 months of purchase. The CDSC is used to reimburse the Advisor for paying broker-dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

From time to time, broker-dealers who receive reallowances from the Distributor may reallow all or a portion of such broker-dealer discounts and brokerage commissions to other broker-dealers. The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended. The Distributor or the Advisor, at their expense, may, from time to time, provide additional promotional incentives to broker-dealers who sell shares of the Fund. Additionally, broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more may be paid a commission of up to 1.00% by the Advisor and will be entitled to receive 12b-1 fees after the shares have been held for one year.

Reduced Sales Charges. Consistent with the policies in this Prospectus, certain investments in any of the funds offered by the Trust (each a “Stadion Fund,” and together the “Stadion Funds”) may be combined for purposes of purchasing shares with a lower sales charge.

•
Aggregating Accounts. Investors and members of the same family may aggregate investments in Class A shares held in all accounts (e.g., non-retirement and retirement accounts) in the Stadion Funds and/or with financial intermediaries in order to obtain a reduced sales charge.

•
Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of Class A shares of the Stadion Funds. This privilege may be modified or eliminated at any time by the Trust without notice.

•
Rights of Accumulation. The sales charge applicable to a purchase of Class A shares by an investor is determined by adding the purchase price of the Class A shares to be purchased, including any concurrent purchases as described above, to the aggregate value of Class A shares of the Fund previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A shares with an aggregate value of $50,000 and who currently owns Class A shares of the Stadion Funds with an aggregate value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

•
Letter of Intent. Class A sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the “Letter of Intent” section of the account application. Information about the “Letter of Intent” procedures, including its terms, is contained in the SAI and on the account application.

•
Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

•
Investments of $1 Million or More. If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial charge. However, you may be subject to a 1.00% CDSC on Class A shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends or capital gains distributions) to reimburse the Advisor for paying dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund eligible to be aggregated that are in all accounts held at the Stadion Funds by the investor; (ii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at the Stadion Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

Waived Sales Charges. Under certain conditions, Class A shares of the Fund may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

•	Employee benefit plans having more than 25 eligible employees or a minimum investment of $250,000 in the Stadion Funds;

•	Employees of dealers that are members of the Financial Industry Regulatory Authority (“FINRA”), members of their immediate families, and their employee benefit plans;

•	Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees;

•	Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the Stadion Funds; or

•	Individuals purchasing shares with the proceeds of a redemption of Class A shares of a Stadion Fund, if the shares were sold with a sales charge and redeemed within the previous 90 days.

The Advisor may also waive applicable sales charges under certain other conditions. Please contact the Advisor or the Distributor to determine eligibility for waived sales charges.

Additional Information About Sales Charges. Information regarding the Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares is available on the Fund’s website at www.stadionfunds.com. Further information is available by calling the Fund at 1-866-383-7636.

CLASS C SHARES

Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class C shares will be assessed a CDSC of 1.00% on redemptions made within 12 months of their purchase (excluding shares purchased with reinvested dividends or capital gains distributions).  The CDSC will be a percentage of the dollar amount of shares redeemed and will be based on the original purchase cost or the current market value of the Class C shares being redeemed, whichever is less.  A CDSC will not be imposed upon redemptions of Class C shares held for more than 12 months.  Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C shares. The Advisor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares and such brokers will be entitled to receive 12b-1 fees 12 months after the purchase.

CLASS I SHARES

Class I shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class I shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.

These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.  Class I shares are also available for investment by accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Class A shares and 1.00% of such assets allocable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee). Payments of 12b-1 fees to broker-dealers and others generally begin immediately after the purchase of Fund shares. For purchases of Class A shares of $1 million or more upon which a sales commission was paid to a broker-dealer by the Advisor, the payment of 12b-1 fees to such broker-dealer and others will begin after the shares have been held for one year.

In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Fund is authorized to make payments to the Distributor which may be retained by the Distributor or may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Fund’s Class A shares and Class C shares. The Distributor may make additional payments to dealers and other persons. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

PRICING OF SHARES

The price at which you purchase or redeem shares is based on the next calculation of the Fund’s NAV (plus any applicable sales charge) after an order is received in proper form by the Fund.  An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus.  See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively. The NAV of each Class of shares of the Fund is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV of each Class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Trustees. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Trust’s Fair Value Pricing Committee at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem shares.

PURCHASING SHARES

Class A and Class C shares may be purchased directly through the Fund or through any broker-dealer authorized to sell shares of the Fund. Class I shares may be purchased only by institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.  Accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund may purchase additional Class I shares.

Opening An Account

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the Fund; reference Class A, Class C or Class I shares to ensure proper crediting to your account.

•	Mail the application and the check to the Transfer Agent at the following address:

Stadion Funds
P.O. Box 1920
Denver, Colorado  80201

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 1-866-383-7636. A representative will assist you in obtaining an account application, which must be completed, signed and delivered by telecopy or mail to the Transfer Agent before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV (plus any applicable sales charge) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. Once an account is open, additional purchases of Class A and Class C shares may be made at any time in minimum amounts of $250 and additional purchases of Class I shares may be made at any time in minimum amounts of $5,000, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100.  The minimum investment requirement is waived for accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund. Additional purchases may be made:

•
By sending a check, made payable to Stadion Funds.  Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds;

•	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-866-383-7636 before wiring funds; or

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-866-383-7636 for more information about the automatic investment plan and direct deposit plans.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Additional Information. The Fund reserves the right to reject any purchase request and suspend the offering of its shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

EXCHANGING SHARES

Shares of the Fund may be exchanged at NAV for shares of the same class of shares of any other Stadion Fund.  You must meet the minimum investment requirements for the Stadion Fund into which you are exchanging. The exchange of shares of one Stadion Fund for shares of another Stadion Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

Shares of the Stadion Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-866-383-7636.  Please provide the following information:

•	Your name and telephone number;

•	The exact name of your account and your account number;

•	Taxpayer identification number (usually your Social Security number);

•	Dollar value or number of shares to be exchanged;

•	The name of the Stadion Fund from which the exchange is to be made; and

•	The name of the Stadion Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV (subject to any applicable CDSC) next determined after the the Fund receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Stadion Funds, P.O. Box 1920, Denver, Colorado 80201. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Fund’s account records.

Contingent Deferred Sales Charge for Certain Redemptions of Class A and Class C Shares. Shareholders who purchase more than $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a CDSC upon redemption of 1.00% of the amount redeemed, or the original purchase cost of such shares, whichever is less, if such shares are redeemed within 18 months of their purchase. Shareholders who purchase Class C shares will be assessed a CDSC upon redemption of 1.00% of the amount redeemed, or the original purchase cost of such shares, whichever is less, is such shares are redeemed within 12 months of their purchase.

The Fund uses a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing a capital appreciation of shares.  The CDSC is used to reimburse the Advisor for paying dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

In determining whether a particular redemption is subject to a CDSC, the holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

The Fund reserves the right to modify, waive or eliminate the CDSC at any time. The CDSC is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account, provided the Fund is notified of the requested exemption at the time of the redemption request.  The Fund may require documentation prior to waiver of the CDSC, including death certificates, physicians’ certificates, etc.

Signature Guarantees. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Fund, or if you are adding or changing Automated Clearing House (ACH) or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at  1-866-383-7636.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Stadion Funds valued at more than $5,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, shares in your account will automatically be redeemed to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-383-7636 for additional information.

Redemptions In Kind. The Fund reserves the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when a large redemption request may cause harm to the Fund and its shareholders. In such a case, the Fund may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account and pay the proceeds to the shareholder if the shareholder’s account balance falls below the minimum initial investment required for your type of account due to shareholder redemptions (see “Investing in the Fund – Minimum Investment” above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Board has adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund’s policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of the Fund’s shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

Under the Fund’s policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern is detected, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Fund may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter Frequent Trading.

The Fund does not accommodate frequent purchases or redemptions of Fund shares.

The Fund uses all reasonable means available to ensure the foregoing restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level, and looks for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of its shares, it cannot guarantee that such trading will not occur.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid in cash or reinvested in additional Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities by the Fund, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the past 5 years, based upon the financial information of the Predecessor Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming the reinvestment of all dividends and distributions).  The information for the six months ended October 31, 2012 is unaudited.  Information for the remaining periods has been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm for the Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s annual report to shareholders, which is available without charge upon request.

Financial Highlights
Selected data for a share outstanding	5/1/2012		5/1/2011	5/1/2010	5/1/2009	5/1/2008	5/1/2007
throughout the period:	to		to	to	to	to	to
	10/31/2012		4/30/2012	4/30/2011	4/30/2010	4/30/2009	4/30/2008
	(Unaudited)
Net Asset Value -
Beginning of Period	$11.20		$13.13	$11.79	$8.83	$11.65	$11.49
Net Investment Income (Loss) (a) (b)	(0.05)		(0.08)	(0.10)	(0.07)	0.03	0.04
Net Gains or Losses on Investments (d)
(realized and unrealized)	(0.23)		0.11	2.50	3.04	(2.59)	0.21
Total from Investment Operations	(0.28)		0.03	2.40	2.97	(2.56)	0.25
Distributions (From Net Investment Income)	0.00		0.00	0.00	(0.01)	(0.08)	(0.03)
Distributions (From Capital Gains)	0.00		(1.96)	(1.06)	0.00	(0.18)	(0.06)
Total Distributions	0.00		(1.96)	(1.06)	(0.01)	(0.26)	(0.09)
Net Asset Value -
End of Period	$10.92		$11.20	$13.13	$11.79	$8.83	$11.65
Total Return	(2.50%	)*	1.70%	21.26%	33.63%	(21.72% )	2.20%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$27,074		$29,546	$81,248	$60,537	$45,233	$13,994
Ratio of Expenses to Average Net Assets (c)	1.75%	**	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (b) (c)	-0.94%	**	-0.66%	-0.86%	-0.67%	0.34%	0.36%
Portfolio Turnover Rate	153.37%	*	262.28%	200.66%	195.51%	517.18%	573.04%

*	Not Annualized.
**	Annualized.
(a)	Per share amounts were calculated using the average shares method.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule of Investments.
(d)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

ADDITIONAL INFORMATION
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders of the Fund and the Predecessor Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund or to make inquiries about the Fund, please call:

1-866-383-7636

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.stadionfunds.com or upon written request to Stadion Funds, P.O. Box 1920, Denver, Colorado 80201.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Stadion Investment Trust: Investment Company Act file number 811-21317

Rev. July 2011 Privacy Notice
FACTS	WHAT DOES STADION INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Stadion Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stadion Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-383-7636

Who we are
Who is providing this notice?	Stadion Investment Trust
What we do
How does Stadion Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Stadion Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Stadion Money Management, LLC, the investment adviser to Stadion Investment Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Stadion Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Stadion Investment Trust does not jointly market.